EXHIBIT 99.1

LOAN AND SECURITY AGREEMENT

This loan and security agreement made and entered as of the 20th day March, 2018, by and between iMine Corporation, a Nevada corporation formerly known as Diamante Minerals, Inc. (the “Company”), iMine Corporation, an Indiana corporation and wholly-owned subsidiary of the Company (the “Subsidiary”), and [investor] (the “Lender”).

W I T N E S S E T H:

WHEREAS, the Lender has agreed to make loans (the “Loans”) to the Company in the total amount of $500,000, of which $200,000 has been advanced as of the date of this Agreement; and

WHEREAS, the Company intends to use the proceeds of the Loan (i) for the purchase by the Subsidiary of equipment to be used by the Subsidiary for the mining of crypto currency and (ii) by the Company for working capital including the expenses of incurred in connection with this Agreement; and

WHEREAS, the Company and the Subsidiary are issuing to the Lender their joint and several promissory notes (the “Notes”) in the form attached as Exhibit A to this Agreement; and

WHEREAS, to the extent that the proceeds of the loan by Lender are being used to purchase equipment; the Company’s and Subsidiary’s obligations under the Note will be secured by a security interest in the Collateral, as hereinafter defined;

NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

1. Definitions.

(a) “Affiliate” means a Person or Persons directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with the Person(s) in question. The term “control,” as used in the immediately preceding sentence, means, with respect to a Person that is a corporation, the right to the exercise, directly or indirectly, of more than 50% of the voting rights attributable to the shares of such controlled corporation and, with respect to a Person that is not a corporation, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such controlled Person.

(b) “Articles of Incorporation” means the articles of incorporation of the Company or the Subsidiary, as the same may be amended from time to time.

(c) “Bylaws” means the bylaws of the Company and the Subsidiary, as the same may be amended from time to time.

(d) “Collateral” shall mean the equipment purchased by the Subsidiary using the proceeds of the Notes provided that no other borrowed funds are used to purchase the equipment and the Proceeds of the Collateral. In the event that the Subsidiary uses the proceeds of the Notes as well as the proceeds of other borrowed funds to purchase equipment, both the Lender and the other lender(s) shall have a security interest in the equipment and the UCC shall be filed on behalf of Lender and the other lender(s).

(e) “Common Stock” means the Company’s common stock, par value $0.001 per share.

(f) “Conversion Shares” mean the shares of Common Stock issuable upon conversion of the Notes.

(g) “Governing Documents” means the Certificate of Incorporation and Bylaws.

(h) “Lien” shall means any claim, lien, pledge, option, charge, easement, security interest, mortgage, hypothecation, encumbrance, right of first refusal or first offer, rent or royalty, restriction or other similar right or interest of any nature of any third party, marital or spousal right, whether contractual or statutory.

(i) “Material Adverse Effect” means any adverse effect on the business, operations, properties or financial condition of the Company or the Subsidiary, taken as a whole, and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company or the Subsidiary to perform any of its material obligations under this Agreement or the Notes to perform its obligations under any other material agreement.

(j) “Nevada Law” shall mean the corporation law of the State of Nevada.

(k) “Notes” mean the 5% secured convertible promissory notes jointly and severally issued by the Company and the Subsidiary in respect of Loans made by the Lender, which shall be in substantially the form of Exhibit A to this Agreement.

(l) “Permitted Liens” means, with respect to any item of Collateral, liens held by other lenders whose funds were used to purchase such item of Collateral.

(m) The term “Person” shall be broadly construed to include any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union or other entity or governmental body.

(n) “Proceeds” shall have the meaning set forth in the UCC.

(o) “Secured Obligations” shall mean all of the Company’s and the Subsidiary’s obligations under this Agreement and the Note.

(p) “Securities Act” means the Securities Act of 1933 and the rules and regulations of the Securities and Exchange Commission thereunder.

(q) “SEC” means the Securities and Exchange Commission.

(r) “Transaction Documents” means this Agreement, all Exhibits attached hereto, the Note and the Security Agreement and all other documents and instruments to be executed and delivered by the parties in order to consummate the transactions contemplated hereby.

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(s) “UCC” means the Uniform Commercial Code as the same may from time to time be in effect in the State of Indiana (and each reference in this Agreement to an Article thereof shall refer to that Article as from time to time in effect); provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Lender’s security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Indiana, the term “UCC” shall mean the Uniform Commercial Code (including the Articles thereof) as in effect at such time in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions. All terms defined in the UCC and not otherwise defined in this Agreement shall have the meanings set forth in the UCC.

(t) References. All references in this Agreement to “herein” or words of like effect, when referring to preamble, recitals, article and section numbers, schedules and exhibits shall refer to this Agreement unless otherwise stated.

2. Issuance of Notes.

(a) Upon the terms and subject to the conditions set forth herein, and in accordance with applicable law, the Company and the Subsidiary shall issue their Notes in the aggregate principal amount of $200,000 with respect to the Loans of $200,000 previously made. As the Lender makes additional Loans, up to a total of $500,000, the Company shall issue additional Notes in the principal amount equal to the Loan. The Lender agrees to make the Loans not later than March 31, 2018 or such other date as may be acceptable to the Company.

(b) The Notes shall be convertible into Common Stock on the terms set forth in the Note.

(c) Payment of the Note shall be secured by a security interest in the Collateral, all as set forth in Section 6 of this Agreement.

3. Representations and Warranties of the Company and the Subsidiary. The Company and the Subsidiary jointly and severally represents and warrants to the Lender as follows:

(a) The Company is a corporation organized, validly existing and in good standing under the laws of the State of Nevada, has all requisite power and authority to own and operate its properties and assets and to carry on its business as presently and proposed to be conducted. The Subsidiary is a corporation organized, validly existing and in good standing under the laws of the State of Indiana, has all requisite power and authority to own and operate its properties and assets and to carry on its business as presently and proposed to be conducted. Neither the Company nor the Subsidiary has failed to qualify to transact business as a foreign corporation in any jurisdiction where the failure to be so qualified would have a Material Adverse Effect.

(b) This Agreement and the Notes have been authorized by boards of directors of the Company and the Subsidiary and, when executed by the Company, the Subsidiary and the Lender, will constitute the valid and binding agreements of the Company and the Subsidiary, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, liquidation, fraudulent conveyance and other similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies and except that remedies that the grant equitable relief are in the discretion of the court.

(c) The issuance of the Conversion Shares has been authorized by the Company’s board of directors and the Conversion Shares, when issued pursuant to the terms of the Notes will be free of restrictions on transfer other than restrictions on transfer under the Securities Act and other applicable state and federal securities laws and restrictions incurred by the Lender or to the which the Lender is subject.

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(d) The Company and the Subsidiary have all franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could have a Material Adverse Effect. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

(e) The execution, delivery and performance by the Company and the Subsidiary of this Agreement and the consummation of the transactions contemplated hereby will not, with or without the passage of time or giving of notice, result in any such material violation or default or result in the creation of any material lien, charge or encumbrance upon any asses of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations, or any of its assets or properties.

(f) There is no action, suit, proceeding or investigation pending or, to the Company’s or the Subsidiary’s knowledge, currently threatened against the Company or the Subsidiary that questions the validity of this Agreement or the Notes or the right of the Company or the Subsidiary to enter into this Agreement, to issue the Notes or to consummate the transactions contemplated hereby, or that could reasonably be expected to result, if determined adversely to the Company, in a Material Adverse Effect. Neither the Company nor the Subsidiary is a party to, or to the Company’s and Subsidiary’s knowledge named in, any order, writ, injunction, judgment or decree of any court, government agency or instrumentality.

(g) Subject in part to the truth and accuracy of the Lender’s representations set forth in this Agreement, the offer, sale and issuance of the Notes as contemplated by this Agreement are exempt from the registration requirements of the Securities Act, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

(h) The Company has provided the Lender with all the information reasonably available to the Company that the Lender has requested for deciding whether to make the Loans.

(i) Neither the Company nor any of its executive officers, directors, 10% of greater equity holders (nor any other Company-related person covered by the applicable statute) is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act or disclosure requirements of Rule 506(e).

(j) No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company.

4. Representations and Warranties of the Lender. The Lender represents and warrants to the Company that:

(a) The Lender understands that the offer and sale of the Notes is being made only by means of this Agreement. The Lender understands that the Company has not authorized the use of, and the Lender confirms that he is not relying upon, any other information, written or oral, other than material contained in this Agreement. The Lender is aware that the making of the Loans involves a high degree of risk and that the Lender may sustain, and has the financial ability to sustain, the loss of his entire investment and understands that no assurance can be given that the Company will ever be profitable. Furthermore, in making the Loans, the Lender is not relying upon any projections, forecasts or any statements of any kind relating to future revenue, earnings, operations or cash flow in purchasing the Units.

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(b) The Lender understands that, until recently, the Company was engaged in development of mining assets. However, the Company never generated any revenue from such business and has discontinued such business. The Company, with new management, intends to engage in the mining for crypto currency which it intends to sell on one or more of the exchanges that have developed for crypto currency. The crypto currency business is highly speculative and the Company can give no assurance that it can or will ever operate profitably. The Lender is familiar with the crypto currency business, and the Lender has the ability to evaluate such risks.

(c) The Lender is an accredited investor and the information set forth in the Accredited Investor Questionnaire, which is set forth as Exhibit B, is true and correct. The Lender has a pre-existing relationship with the Company or its sole director.

(d) The Lender has such knowledge and experience in financial and business matters as to enable the Lender to understand the nature and extent of the risks involved in making the Loans\. The Lender is fully aware that such investments can and sometimes do result in the loss of the entire investment. The Lender has engaged its own counsel, accountants and investment advisors to the extent that the Lender deems it necessary.

(e) The Lender has no registration rights with respect to the Conversion Shares.

(f) The Lender is acquiring the Notes and, upon conversion of the Notes, the Conversion Shares, for investment and not with a view to the sale or distribution thereof, for the Lender’s own account and not on behalf of others; has not granted any other person any interest or participation in or right or option to purchase all or any portion of the Notes or Conversion Shares; is aware that the Notes and Conversion Shares are restricted securities within the meaning of Rule 144 of the SEC under the Securities Act, and may not be sold or otherwise transferred other than pursuant to an effective registration statement or an exemption from registration; and understands and agrees.

(g) The Lender will not transfer any Notes or Conversion Shares except in compliance with all applicable federal and state securities laws and regulations, and, in such connection, the Company may request an opinion of counsel reasonably acceptable to it as to the availability of any exemption. The Lender acknowledges and agrees that the Company will refuse to register any transfer of any Notes or Conversion Shares that is not made pursuant to an effective registration statement or an available exemption from the registration requirements of the Securities Act and in accordance with applicable state securities laws.

(h) The Lender represents and warrants that no broker or finder was involved directly or indirectly in connection with the Lender’s purchase of the Units pursuant to this Agreement. The Lender shall indemnify the Company and hold it harmless from and against any manner of loss, liability, damage or expense, including fees and expenses of counsel, resulting from a breach of the Lender’s warranty contained in this Section 3(h).

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(i) No person has made to the Lender any written or oral representations:

(i) that any person will resell or repurchase any of the Note or Conversion Shares;

(ii) as to the future price or value of the Common Stock.

(j) The funds used to pay the Purchase Price were not and are not directly or indirectly derived from activities that contravene (i) United States federal, state, or international laws and regulations, including anti-money laundering laws and regulations and (ii) if the Lender is a citizen or resident of a country other than the United States, the anti-money laundering and similar laws of such country. United States federal regulations and Executive Orders administered by Office of Foreign Assets Control (“OFAC”) prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at http://www.treas.gov/ofac. In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists.

(k) To the best of the Lender’s knowledge, none of: (i) the Lender; (ii) any person controlling or controlled by the Lender; (iii) any person having a beneficial interest in the Lender; or (iv) any person for whom the Lender is acting as agent or nominee in connection with the purchase of the Units:

(i) is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs. The Lender agrees to promptly notify the Company should the Lender become aware of any change in the information set forth in these representations; or

(ii) is a senior foreign political figure1, or any immediate family2 member or close associate3 of a senior foreign political figure, as such terms are defined in the footnotes below.

(l) The Lender is not affiliated with a non-U.S. banking corporation.

(m) The Lender’s address set forth on the signature page is the Lender’s true and correct address.

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1 A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

2 The “immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

3 A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

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(n) The Lender understands that the Company is relying upon the truth and accuracy of, and the Lender’s compliance with, the representations, warranties and agreements of the Lender set forth herein, and the Lender acknowledges that he is not relying on any representation or warranty by the Company except as expressly set forth in this Agreement.

(o) Neither the Lender nor any affiliate of the Lender is a “bad actor” as defined in Section 506(d) of the SEC pursuant to the Securities Act or is subject to the disclosure requirements of Rule 506(e).

(p) The Lender has the requisite power and authority to enter into and perform this Agreement and to purchase the Note. The execution, delivery and performance of this Agreement by the Lender and the consummation by the Lender of the transactions contemplated hereby have been duly authorized by all necessary action where appropriate.

(q) The Lender is (i) an “accredited investor” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act, (ii) experienced in making investments of the kind described in this Agreement, (iii) able, by reason of the business and financial experience of its manager and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iv) able to afford the entire loss of its investment in the securities being purchased by the Lender from the Company.

5. Covenants of the Company.

(a) As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, the maximum number of shares of Common Stock for the purpose of enabling the Company to issue the Conversion Shares.

(b) At such time as the Subsidiary shall purchase equipment which constitutes Collateral using the proceeds of any Loan, the Company will provide the Lender with a description of and serial number for any equipment which constitutes Collateral, and the Lender may file a UCC-1 Financing Statement describing such collateral with the Secretary of State of the State of Indiana naming the Subsidiary as the debtor.

6. Security Agreement.

(a) As collateral security for the full, prompt, complete and final payment and performance when due (whether at stated maturity, by acceleration, full conversion or otherwise) of all the Secured Obligations and in order to induce the Lender to make the Loans, the Subsidiary hereby assigns, conveys, mortgages, pledges, hypothecates and transfers to the Lender a security interest in all of the Subsidiary’s right, title and interest in, to and under the Collateral.

(b) The Subsidiary shall not:

(i) sell, lease, transfer or otherwise dispose of any of the Collateral (each, a “Transfer”), or attempt or contract to do so, other than in the ordinary course of business;

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(ii) change its jurisdiction of organization or relocate its chief executive office, principal place of business or its records from such address(es) provided to the Lender without at least seven (7) days prior notice to the Lender.

(iii) directly or indirectly, create, permit or suffer to exist, and shall defend the Collateral against and take such other action as is necessary to remove, any Lien on the Collateral, except (a) Permitted Liens and (b) the Lien granted to the Lender under this Security Agreement.

(c) The Subsidiary shall maintain insurance policies insuring the Collateral against loss or damage from such risks and in such amounts and forms and with such companies as are customarily maintained by businesses similar to the Subsidiary.

(d) At any time and from time to time, upon the written request of the Lender, and at the sole expense of the Subsidiary, the Subsidiary shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as the Lender may reasonably deem necessary or desirable to obtain the full benefits of this Agreement. The Subsidiary also hereby authorizes the Lender to file any financing or continuation statement under the UCC with respect to the security interest granted hereby without the signature of the Subsidiary.

(e) Subject to Section 6(f), the Subsidiary hereby irrevocably constitutes and appoints the Lender, and any agent of the Lender, with full power of substitution, as its true and lawful attorney-in-fact with full, irrevocable power and authority in the place and stead of the Subsidiary and in the name of the Subsidiary or in its own name, from time to time at the Lender’s discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives the Lender the power and right, on behalf of the Subsidiary, without notice to or assent by the Subsidiary to do the following:

(i) to ask, demand, collect, receive and give acquittances and receipts for any and all monies due or to become due under any Collateral and, in the name of the Subsidiary, in its own name or otherwise to take possession of, endorse and collect any checks, drafts, notes, acceptances or other Instruments (as defined in the UCC) for the payment of monies due under any Collateral and to file any claim or take or commence any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Lender for the purpose of collecting any and all such monies due under any Collateral whenever payable;

(ii) to pay or discharge any Liens, including, without limitation, any tax lien, levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Agreement and to pay all or any part of the premiums therefor and the costs thereof, which actions shall be for the benefit of the Lender and not the Subsidiary;

(iii) to (1) direct any person liable for any payment under or in respect of any of the Collateral to make payment of any and all monies due or to become due thereunder directly to the Lender or as the Lender shall direct, (2) receive payment of any and all monies, claims and other amounts due or to become due at any time arising out of or in respect of any Collateral, (3) sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other Instruments and Documents constituting or relating to the Collateral, (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral, (5) defend any suit, action or proceeding brought against the Subsidiary with respect to any Collateral, (6) settle, compromise or adjust any suit, action or proceeding described above, and in connection therewith, give such discharges or releases as the Lender may deem appropriate and (7) sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Lender were the absolute owner thereof for all purposes; and

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(iv) to do, at the Lender’s option and the Subsidiary’s expense, at any time, or from time to time, all acts and things which the Lender may reasonably deem necessary to protect, preserve or realize upon the Collateral and the Lender’s security interest therein in order to effect the intent of this Security Agreement, all as fully and effectively as the Subsidiary might do.

(f) The Lender agrees that, except upon the occurrence and during the continuation of an Event of Default, it shall not exercise the power of attorney or any rights granted to the Lender pursuant to Section 6(e). The Subsidiary hereby ratifies, to the extent permitted by law, all that said attorney shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to Section 6(e) is a power coupled with an interest and shall be irrevocable until the Secured Obligations are completely and indefeasibly paid and performed in full and the Lender no longer have any commitment to make any Loans to the Subsidiary.

(g) If the Subsidiary fails to perform or comply with any of its agreements contained herein and the Lender, as provided for by this Agreement, shall perform or comply, or otherwise cause performance or compliance, with such agreement, the reasonable expenses, including reasonable attorneys’ fees and costs, of the Lender incurred in connection with such performance or compliance, together with interest thereon at a rate of interest equal to the highest per annum rate of interest charged on the Loans, shall be payable by the Subsidiary to the Lender within five (5) business days of demand and shall constitute Secured Obligations secured hereby.

(h) After any Event of Default shall have occurred and while such Event of Default is continuing:

(i) The Lender may exercise in addition to all other rights and remedies granted to it under this Agreement, all rights and remedies of a Lender under the UCC. Without limiting the generality of the foregoing, The Subsidiary expressly agrees that in any such event the Lender, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Subsidiary or any other person, may (i) reclaim, take possession, recover, store, maintain, finish, repair, prepare for sale or lease, shop, advertise for sale or lease and sell or lease (in the manner provided herein) the Collateral, and in connection with the liquidation of the Collateral use any trademark, copyright, or process used or owned by the Subsidiary and (ii) forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, assign, give an option or options to purchase or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange or broker’s board or at the Lender’s offices or elsewhere at such prices as it may deem commercially reasonable, for cash or on credit or for future delivery without assumption of any credit risk. The Subsidiary further agrees, at the Lender’s request, to assemble the Collateral and make it available to the Lender at places which the Lender shall reasonably select, whether at the Subsidiary’s premises or elsewhere; it being understood that, because of the size of the Collateral, the Collateral may be assembled at the Subsidiary’s premises. The Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale as provided in Section 6(i), with the Company and the Subsidiary remaining jointly and severally liable for any deficiency remaining unpaid after such application. The Subsidiary agrees that the Lender need not give more than twenty (20) days’ notice of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters.

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(ii) The Subsidiary also agrees to pay all reasonable fees, costs and expenses of the Lender, including, without limitation, attorneys’ fees, incurred in connection with the enforcement of any of its rights and remedies hereunder.

(iii) The Subsidiary hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Agreement or any Collateral.

(i) The Proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be distributed by the Lender in the following order of priorities:

FIRST, to the Lender in an amount sufficient to pay in full the reasonable costs of the Lender in connection with such sale, disposition or other realization, including all fees, costs, expenses, liabilities and advances incurred or made by the Lender in connection therewith, including, without limitation, attorneys’ fees;

SECOND, to the Lender in an amount equal to the then unpaid Secured Obligations of the Lender; and

FINALLY, upon payment in full of the Secured Obligations, to the Subsidiary or its representatives, in accordance with the UCC or as a court of competent jurisdiction may direct.

7. Miscellaneous.

(a) This Agreement (together with the any exhibits referred to herein or delivered pursuant to or in connection with this Agreement) constitutes the entire agreement between the parties relating to the subject matter hereof, superseding any and all prior or contemporaneous oral and written agreements, understandings and letters of intent. This Agreement may not be modified or amended nor may any right be waived except by a writing which expressly refers to this Agreement, states that it is a modification, amendment or waiver and is signed by all parties with respect to a modification or amendment or the party granting the waiver with respect to a waiver. No course of conduct or dealing and no trade custom or usage shall modify any provisions of this Agreement. No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

(b) The Lender agrees to indemnify, defend and hold the Company (following the Closing Date) and its officers and directors harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities or damages, including interest, penalties and reasonable attorney’s fees, that it shall incur or suffer, which arise out of or result from any breach of this Agreement by the Lender or failure by the Lender to perform with respect to the representations, warranties or covenants contained in this Agreement or in any exhibit or other instrument furnished or to be furnished under this Agreement. The Company and the Subsidiary jointly and severally agree to indemnify, defend and hold the Lender and counsel harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities or damages, including interest, penalties and reasonable attorney’s fees, that it shall incur or suffer, which arise out of, result from or relate to any breach of this Agreement or failure by the Company or the Subsidiary to perform with respect to the representations, warranties or covenants contained in this Agreement or in any exhibit or other instrument furnished or to be furnished under this Agreement. In no event shall the Company, the Subsidiary or the Lender be entitled to recover consequential or punitive damages resulting from a breach or violation of this Agreement nor shall any party have any liability hereunder in the event of gross negligence or willful misconduct of the indemnified party. In the event of the failure of the Company to issue the Conversion Shares in violation of the provisions of this Agreement, the Lender, in addition to its right to obtain damages, shall be entitled to a remedy of specific performance.

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(c) Except as otherwise provided herein, each of the parties shall pay all of his or its costs and expenses (including attorney fees and other legal costs and expenses and accountants’ fees and other accounting costs and expenses) incurred by that party in connection with this Agreement.

(d) All notices provided for in this Agreement shall be in writing signed by the party giving such notice, and delivered personally or sent by overnight courier, mail or messenger against receipt thereof or sent by registered or certified mail, return receipt requested, or by facsimile transmission or similar means of communication if receipt is confirmed. Notices shall be deemed to have been received on the date of delivery or attempted personal delivery if sent by registered or certified mail, by messenger or by an overnight courier services which provides evidence of delivery or attempted delivery, of if sent by telecopier (if a telecopier number is provided) or e-mail, upon the date of receipt provided that receipt is acknowledge by the recipient. Notices shall be sent to the parties at their respective addresses set forth on the signature page of this Agreement. Any party may, by like notice, change the address, person or telecopier number or email to which notice shall be sent.

(e) This Agreement shall be governed and construed in accordance with the laws of the State of Indiana applicable to agreements executed and to be performed wholly within such State, without regard to any principles of conflicts of law. Each of the parties hereby (i) irrevocably consents and agrees that any legal or equitable action or proceeding arising under or in connection with this Agreement may be brought in the federal or state courts located in the County of Indianapolis in the State of Indiana, (ii) by execution and delivery of this Agreement, irrevocably submits to and accepts the jurisdiction of said courts, (iii) waives any defense that such court is not a convenient forum, and (iv) consent that any service of process may be made (x) in the manner set forth in Section [9(d)] of this Agreement (other than by telecopier or e-mail), or (y) by any other method of service permitted by law. EXCEPT TO THE EXTENT PROHIBITED BY LAW, THE PARTIES WAIVE RIGHT TO A JURY TRIAL.

(f) Headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(g) If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any such term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

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(h) This Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective administrators, executors, legal representatives, heirs, successors and assignees.

(i) This Agreement shall not be construed more strongly against any party regardless of who is responsible for its preparation. The parties acknowledge each contributed and is equally responsible for its preparation. In resolving any dispute regarding, or construing any provision in, this Agreement, there shall be no presumption made or inference drawn because of the drafting history of the Agreement, or because of the inclusion of a provision not contained in a prior draft or the deletion or modification of a provision contained in a prior draft.

(j) Each party shall, upon reasonable request by the other party, execute and deliver any additional documents necessary or desirable to complete the transactions herein pursuant to and in the manner contemplated by this Agreement.

(k) Counterparts or signature pages may be delivered via facsimile, electronic mail (including PDF) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes; provided, however, that manually signed copies of this Agreement shall be promptly delivered to the other Parties. If less than a complete copy of this Agreement is delivered to any Party, such Party is entitled to assume that the delivering Party accepts and agrees to all of the terms and conditions of the pages of this Agreement not delivered to the receiving Party unaltered.

(l) The representations, warranties, covenants and agreements made herein shall survive the Closing of the transaction contemplated hereby.

[Signatures on following page]

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IN WITNESS WHEREOF, the Lender and the Company have as of the date first written above executed this Agreement.

Address, email and telecopier	Signature
iMine Corporation 8520 Allison Pointe Blvd Ste. 223 #87928 Indianapolis, Indiana 46250 Email: danielt@iminecorp.com	IMINE CORPORATION (a Nevada corporation) By: /s/ Daniel Tsai Daniel Tsai, Chief Exeuctive Officer

iMine Corporation 8520 Allison Pointe Blvd Ste. 223 #87928 Indianapolis, Indiana 46250 Email: danielt@iminecorp.com	IMINE CORPORATION (an Indiana corporation) By: /s/ Daniel Tsai Daniel Tsai, Chief Executive Officer

/s/ [Investor] [Investor]

[Signature page to Loan and Security Agreement dated as of March 20, 2018 among iMine Corporation, a Nevada corporation, iMine Corporation, an Indiana corporation, and [Investor]

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Exhibit A

Form of Note

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Exhibit B

Accredited Investor Questionnaire

The following are tests for an accredited investor. Please initial which tests are applicable. Please initial all that apply.

_____ A natural person whose individual net worth or joint net worth with Subscriber’s spouse, at the time of this purchase exceeds $1,000,000 (PLEASE NOTE: In calculating net worth, you include all of your assets (other than your primary residence), whether liquid or illiquid, such as cash, stock, securities, personal property and real estate based on the fair market value of such property MINUS all debts and liabilities (other than indebtedness secured by your primary residence, up to the estimated fair market value of the primary residence, unless the borrowing occurs in the 60 days preceding the purchase of the Units and is not in connection with the acquisition of the primary residence. In such cases, the debt secured by the primary residence must be treated as a liability in the net worth calculation.). In the event any incremental mortgage or other indebtedness secured by your primary residence occurs in the 60 days preceding the date of the purchase of the Units, the incremental borrowing must be treated as a liability and deducted from your net worth even though the value of your primary residence will not be included as an asset. Further, the amount of any mortgage or other indebtedness secured by your primary residence that exceeds the fair market value of the residence should also be deducted from your net worth);

_____ A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with Subscriber’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

_____ A director or executive officer or manager of the Company.

_____ Any bank as defined in section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity.

_____ Any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934.

_____ Insurance company as defined in section 2(13) of the Securities Act.

_____ Investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act.

_____ Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958.

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_____ Employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

_____ Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940.

_____ Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

_____ Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Commission under the Securities Act.

_____ Any entity in which all of the equity owners are accredited investors (i.e., all of the equity owners meet one of the tests for an accredited investor*).

_____ Any Individual Retirement Account (IRA) for the benefit of an accredited investor*.

_______________

* The tests for an accredited investor who is an individual are the first three tests on this Exhibit C.

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